UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                March 13, 2003
                               ----------------
               Date of report (Date of earliest event reported)


                      Legend International Holdings, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

         000-32551                                       23-3067904
 ---------------------------                 ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)

  2000 Hamilton Street, #520, Philadelphia, Pennsylvania         19130
  ------------------------------------------------------       ----------
        (Address of principal executive offices)               (Zip Code)

                                (215) 893-3662
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                          Sundew International, Inc.
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

       On March 13, 2003, the Registrant filed an Amendment to its Certificate of Incorporation pursuant to which the name of the Registrant was changed from "Sundew International, Inc." to "Legend International Holdings, Inc."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits. The following documents are being filed herewith by the Registrant as exhibits to this Current Report on Form 8-K:

       3.1 Certificate of Amendment to the Certificate of Incorporation of Sundew International, Inc. dated March 13, 2003.



                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEGEND INTERNATIONAL HOLDINGS, INC.
                                            (Registrant)


Date: March 21, 2003                        By:   /s/ Michael C. Tay
                                                -----------------------------
                                                  Michael C. Tay, President

EXHIBIT NO.     EXHIBITS

3.1 Certificate of Amendment to the Certificate of Incorporation of Sundew International, Inc. dated March 13, 2003.